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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):         May 8, 2002

                             DYNEGY HOLDINGS INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                  0-29311                 94-3248415
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(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)


               1000 LOUISIANA, SUITE 5800, HOUSTON, TEXAS 77002
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         (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 507-6400

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ITEM 5.  OTHER EVENTS.

     On May 8, 2002, Dynegy Inc., the registrant's parent company, issued a press release announcing the Securities and Exchange Commission's intention to request a formal order of investigation in connection with the natural gas transaction referred to as "Project Alpha."

     A copy of Dynegy's May 8, 2002 press release relating to the investigation is attached hereto as exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired - Not applicable.

(b)  Pro Forma Financial Information - Not applicable.

(c)  Exhibits:

     99.1  Press release of Dynegy Inc. dated May 8, 2002.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DYNEGY HOLDINGS INC.


                                           /s/  Keith R. Fullenweider
                                          __________________________________
                                          Keith R. Fullenweider
                                          Senior Vice President and
                                          Deputy General Counsel


Dated:   May 9, 2002

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